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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------
                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 APRIL 24, 2007



                               IPC HOLDINGS, LTD.
             (Exact name of registrant as specified in its charter)


                                     BERMUDA
                 (State or Other Jurisdiction of Incorporation)


         0-27662                                             NOT APPLICABLE
  (Commission File Number)                                  (I.R.S. Employer
                                                           Identification No.)


            29 RICHMOND ROAD
            PEMBROKE, BERMUDA                                            HM 08
(Address of principal executive offices)                              (Zip Code)


                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

    On April 24, 2007, IPC Holdings, Ltd. announced its financial results for the fiscal quarter ended March 31, 2007. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

    The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of IPC Holdings, Ltd. under the Securities Act of 1933 or the Exchange Act of 1934.

ITEM 8.01.  OTHER EVENTS.

    On April 24, 2007, IPC Holdings, Ltd. announced that its Board of Directors has authorized a share repurchase of up to $200 million of the Company's common shares. The full text of the press release issued in connection with the announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

    The repurchases may be conducted by means of open market repurchases, privately negotiated transactions (including accelerated share repurchase plans or use of a forward contract to repurchase shares) or otherwise, at prices that are prevailing market prices and in accordance with applicable securities laws, provided that no shares shall be repurchased for a price in excess of $38.50 per share. The Company may suspend or discontinue the program at any time. The timing of purchases will depend upon market conditions, the market price of the Company's common shares and management's assessment of the Company's liquidity and cash flow needs. The authorization shall end on May 1, 2008.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number         Description
99.1           Press release of IPC Holdings,  Ltd. issued April 24, 2007 reporting on the Company's financial results for the fiscal quarter ended March 31, 2007.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorised.

                                                 IPC HOLDINGS, LTD.


                                                 By   /s/ James Bryce
                                                    ----------------------------
                                                       James P. Bryce
                                                        President and
                                                    Chief Executive Officer

Date: April 25, 2007

                                  EXHIBIT INDEX

Exhibit
Number         Description

99.1 Press release of IPC Holdings, Ltd. issued April 24, 2007 reporting on the Company's financial results for the fiscal quarter ended March 31, 2007.

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